UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 29, 2017

Pioneer Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Missouri	333-103293	44-0607504
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4700 Belleview Avenue, Suite 300, Kansas City, Missouri	64112
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (816) 756-2020

Not Applicable
(Former name, former address and former fiscal year, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

  Item 1.01 Entry Into a Material Definitive Agreements.

On September 29, 2017, Pioneer Financial Services, Inc. (the “Company”) entered into the Third Amendment to Exhibit A (the “Amendment”) to the Fifth Amended and Restated Non-Recourse Loan Sale and Master Services Agreement, dated as of December 23, 2015 (the “LSMS Agreement”), by and between the Company, MidCountry Bank and certain other parties thereto.

The Amendment, effective October 1, 2017, adjusts the fees paid by the Company to MidCountry Bank in recognition of Company business changes that have increased the costs and infrastructure necessary to be maintained by MidCountry Bank, affecting the services provided under the LSMS Agreement. Fee revisions under the Amendment include: (a) changing the Servicing and Management Fee to an amount equal to the product of 7.25% and the outstanding principal balance of the Loans as of the last day of each calendar month, as adjusted from time to time due to early military payday cash receipts; (b) changing the monthly Marketing and Business Development Fees to an amount equal to the product of 125.00% and actual cost of providing such services; and (c) increasing the fees for Recoveries to an amount equal to the product of 46.00% and all amounts collected.

The preceding summary of the Amendment and the exhibit thereto is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

Pursuant to the rules and regulations of the SEC, the Company has filed the Amendment as an exhibit to this current report on Form 8-K.

Exhibit No.	Description of Exhibit
10.1
Third Amendment to Exhibit A to the Fifth Amended and Restated Non-Recourse Loan Sale and Master Services Agreement, dated September 29, 2017, by and between the Company, MidCountry Bank and certain other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Name	Title	Date

/s/ Timothy L. Stanley	Chief Executive Officer, Vice Chairman of the	October 5, 2017
Timothy L. Stanley	Board (Principal Executive Officer)

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1
Third Amendment to Exhibit A to the Fifth Amended and Restated Non-Recourse Loan Sale and Master Services Agreement, dated September 29, 2017, by and between the Company, MidCountry Bank and certain other parties thereto.